EXHIBIT 99.1

FOR IMMEDIATE RELEASE

                                                               November 21, 2006

                                                    Ottawa Savings Bancorp, Inc.

                                                    Contact: Gary L. Ocepek
                                                    President/CEO
                                                    (815) 433-2525


                      Ottawa Savings Bancorp, Inc. Declares

                Quarterly Cash Dividend of $0.05 Per Common Share


Ottawa, IL -November 21, 2006 - Ottawa Savings Bancorp, Inc., (OTC BB-OTTW), the holding company for Ottawa Savings Bank, today announced that its Board of Directors has declared a cash dividend of $0.05 per common share. The dividend will be paid on or about December 19, 2006, to stockholders of record as of December 5, 2006.

The Company is the majority-owned subsidiary of Ottawa Savings Bancorp, MHC, which owns 55% of the Company's outstanding shares. Ottawa Savings Bancorp, MHC, previously filed a notice with the Office of Thrift Supervision of its intent to waive the receipt of dividends paid on the shares it owns of the Company. The Office of Thrift Supervision did not object to the dividend waiver request.

Ottawa Savings Bancorp, Inc is the holding company for Ottawa Savings Bank, and a majority owned subsidiary of Ottawa Savings Bancorp, MHC. The Bank, originally chartered in 1871, is a community bank serving Ottawa, Illinois and LaSalle County through its main office in Ottawa. The Company's stock trades on the OTC Bulletin Board under the symbol "OTTW."

FORWARD-LOOKING INFORMATION

         Statements contained in this release that are not historical facts may constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by the use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future. The Company cautions readers of this report that a number of important factors could cause the Company's actual results subsequent to December 31, 2005 to differ materially from those expressed in forward-looking statements. Factors that could cause actual results to differ from those predicted and could affect the future prospects of the Company include, but are not limited to, fluctuations in market rates of interest and loan and deposit pricing, changes in the securities or financial market, a deterioration of general economic conditions either nationally or in our market areas, delays in obtaining the necessary regulatory approvals, our ability to consummate proposed transactions in a timely manner, legislative or regulatory changes that adversely affect our business, adverse developments or changes in the composition of our loan or investment portfolios, significant increases in competition, changes in real estate values, difficulties in identifying attractive acquisition opportunities or strategic partners to complement our business approach and the products and services the Company offers, the possible dilutive effect of potential acquisitions or expansion, and our ability to raise new capital as needed and the timing, amount and type of such capital raises. These risks and uncertainties should be considered in evaluating forward-looking statements.